Fifth Third Bancorp 1Q18 Earnings Presentation April 24, 2018 Refer to earnings release dated April 24, 2018 for further information. Exhibit 99.2

Cautionary statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K, as updated by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this document. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) deteriorating credit quality; (2) loan concentration by location or industry of borrowers or collateral; (3) problems encountered by other financial institutions; (4) inadequate sources of funding or liquidity; (5) unfavorable actions of rating agencies; (6) inability to maintain or grow deposits; (7) limitations on the ability to receive dividends from subsidiaries; (8) cyber-security risks; (9) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (10) failures by third-party service providers; (11) inability to manage strategic initiatives and/or organizational changes; (12) inability to implement technology system enhancements; (13) failure of internal controls and other risk management systems; (14) losses related to fraud, theft or violence; (15) inability to attract and retain skilled personnel; (16) adverse impacts of government regulation; (17) governmental or regulatory changes or other actions; (18) failures to meet applicable capital requirements; (19) regulatory objections to Fifth Third’s capital plan; (20) regulation of Fifth Third’s derivatives activities; (21) regulatory objections to Fifth Third’s resolution plan; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) changes in LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of Vantiv Holding, LLC, a subsidiary of Worldpay, Inc. or other investments or acquired entities; (39) difficulties from or changes in Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv Holding, LLC, a subsidiary of Worldpay, Inc.; (40) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (41) inaccuracies or other failures from the use of models; (42) effects of critical accounting policies and judgments or the use of inaccurate estimates; (43) weather related events or other natural disasters; and (44) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. If applicable, we provide GAAP reconciliations for non-GAAP measures in a later slide in this presentation which is also available in the investor relations section of our website, www.53.com. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, the Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation as well as on pages 28 and 29 of our earnings release.

1Q18 highlights Adjusted NIM1 up 20 bps year-over-year, and up 8 bps sequentially Adjusted net interest income1 up 8% year-over-year, and up 1% sequentially Strong credit performance, with NPAs, NPLs, NCOs, and criticized assets at or near multi-year lows Adjusted ROA1 of 1.23% up 35 bps year-over-year; Adjusted ROTCE1 of 13.4% up 410 bps year-over year Continued progress toward long-term financial goals Reported 1For adjusted EPS: See reconciliation on page 4 of this presentation, For other Non-GAAP measures: See Reg G reconciliation on pages 21 and 22 of this presentation and use of non-GAAP measures on pages 28 and 29 of the earnings release; 2Fully taxable equivalent Adjusted1 EPS ROA Efficiency ratio2 ROTCE $0.97 $0.57 1.23% NPA ratio: 0.55% NCO ratio: 0.36% Modified LCR: 113% 13.4% NIM2 3.18% 3.18% 2.02% 22.4% 66.9% 54.8%

1Q18 in review

	1Q18	Seq. Δ	YoY Δ
Average balances *($ in millions)*			
Total loans & leases (ex. HFS)	$92,334	-	-
Core deposits	$100,874	1%	-
Income statement data *($ in millions)*			
Net interest income (FTE)[1]	999	4%	6%
Provision for loan & lease losses	23	(66%)	(69%)
Noninterest income	909	58%	74%
Noninterest expense	1,046	(3%)	6%
Net income attributable to Bancorp	$704	38%	131%
Net income available to common shareholders	$689	42%	138%
Financial ratios			
Earnings per share, diluted	$0.97	45%	155%
Net interest margin (FTE)[1]	3.18%	16bps	16bps
Efficiency ratio (FTE)[1]	54.8%	(1490bps)	(1260bps)
Return on average assets	2.02%	59bps	114bps
Return on average common equity	18.6%	590bps	1080bps
Return on average tangible common equity[1]	22.4%	720bps	1310bps

Items included in 1Q18 results had a net positive $0.40 EPS impact:

- $414MM pre-tax (~$327MM after-tax[2]) step-up gain included in other noninterest income from the Vantiv merger with Worldpay
- $39MM pre-tax (~$31MM after-tax[2]) charge to other noninterest income related to the valuation of the Visa total return swap
- $8MM pre-tax (~$6MM after-tax[2]) impairment charge to other noninterest income related to an assessment of the branch network which is expected to result in a 9 branch reduction by 3Q18
- $8MM pre-tax (~$6MM after-tax[2]) charge to other noninterest expense from an adjustment to litigation reserves

[1]Non-GAAP measure: See Reg G reconciliation on pages 21 and 22 of this presentation and use of non-GAAP measures on pages 28 and 29 of the earnings release; [2]Assumes a 21% tax rate

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Balance sheet

Loan & lease balances



$ billions
Avg flat YoY
$92.1
$92.0
$91.9
$92.3
$92.3
1Q17
2Q17
3Q17
4Q17
1Q18
Average portfolio loan & lease balances

- Commercial flat vs. 4Q17; up 1% YoY
- Consumer flat vs. 4Q17; flat YoY; excl. auto up 2% YoY

Securities[1] and short-term investments



$ billions
Avg 3% YoY
$32.6
$32.7
$32.8
$32.8
$33.7
$31.3
$31.3
$31.4
$31.3
$32.2
1Q17
2Q17
3Q17
4Q17
1Q18
Average securities
Short-term investments

- Average securities up 3% vs. 4Q17; up 3% YoY
- Opportunistically invested at attractive entry points given market dynamics

Core deposit balances



$ billions
Avg flat YoY
$100.8
$99.6
$98.6
$100.2
$100.9
91%
92%
93%
92%
92%
$97.0
$95.8
$94.9
$96.5
$97.0
1Q17
2Q17
3Q17
4Q17
1Q18
Transaction
Other time
Loan-to-core deposit ratio

- Transaction deposits up 1% vs. 4Q17; flat YoY
  - Consumer up 2% sequentially; Commercial down 2%
- Average loan-to-core deposit ratio of 92%

Current Outlook

(end of period, incl. HFS)

- **Commercial loans & leases: 2Q18:** up 1 – 1.5% vs.1Q18 **FY 2018:** up ~4% vs. FY 2017
- **Consumer loans & leases: 2Q18:** up ~1% vs. 1Q18 **FY 2018:** up 1 - 1.5% vs. FY 2017 *(up ~3% excluding Auto)*

[1]Available-for-sale debt and other securities at amortized cost; previous disclosures included available-for-sale equity securities which are now disclosed separately in the financial results

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Net interest income 1Q18 vs. 4Q17 Current outlook 1Q18 vs. 1Q17 Adjusted NII1 up $9 million, or 1% Adjusted NIM1 up 8 bps NII and NIM performance drivers: Short term market rates ($20MM, +6 bps) Growth in higher yielding consumer loans ($2MM, +1 bp) Day count (-$14MM, +3 bps) Investment portfolio growth ($3MM, -1 bp) FTE impact from tax change (-$3MM, -1 bp) Adjusted NII1 up $72 million, or 8% Adjusted NIM1 up 20 bps NII and NIM performance drivers: Balanced interest rate risk profile benefiting from rising rates Higher short-term market rates Increased mix of higher yielding consumer loans 1Non-GAAP measure: See Reg G reconciliation on pages 21 and 22 of this presentation and use of non-GAAP measures on pages 28 and 29 of the earnings release NII and NIM (FTE)1 $ millions (fully-taxable equivalent basis) Q2 2018: NII of $1.025 - 1.030BN NIM up 3 - 5 bps vs. 1Q18 FY 2018: NII of $4.14 - 4.16BN NIM of 3.22 - 3.24% with two more rate hikes in 2018 (June & December) 1 1 $939 reported $990

Noninterest income

Noninterest income



$ millions
$1,561
$909
$523
$536
$564
$573
$571
$577
$587
$553
1Q17
2Q17
3Q17
4Q17
1Q18
Noninterest income
Adjusted noninterest income[1]

Current outlook

- **Q2 2018:**
  - $575 - 585MM, including 20 - 25% increase in corporate banking revenue
- **FY 2018:**
  - ~$2.35BN adjusted[1] noninterest income *(which excludes Worldpay step-up gain and other non-core items)*

1Q18 vs. 4Q17

- Adjusted noninterest income[1] down $34 million, or 6%
- Performance drivers:
  - $44MM Vantiv TRA payment in 4Q17
  - $25MM lease impairment in 4Q17
  - Lower Worldpay equity method income from merger & integration costs
  - Partially offset by higher wealth and asset management revenue

1Q18 vs. 1Q17

- Adjusted noninterest income[1] up $17 million, or 3%
- Performance drivers:
  - Higher corporate banking revenue from $31MM lease impairment in 1Q17
  - Higher wealth & asset management revenue
  - Partially offset by lower Worldpay equity method income

[1]Non-GAAP measure: See Reg G reconciliation on pages 21 and 22 of this presentation and use of non-GAAP measures on pages 28 and 29 of the earnings release

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Noninterest expense 1Q18 vs. 4Q17 Current outlook 1Q18 vs. 1Q17 Adjusted noninterest expense1 up 6% Performance drivers: Seasonally higher compensation-related expenses Increased amortization of affordable housing investments resulting from the Tax Cuts and Jobs Act Adjusted noninterest expense1 up 5% Performance drivers: Higher employee compensation expenses, reflecting increase in minimum wage and higher FTE from acquisition activity Higher technology & communication expense 1Non-GAAP measure: See Reg G reconciliation on pages 21 and 22 of this presentation and use of non-GAAP measures on pages 28 and 29 of the earnings release Noninterest expense $ millions Q2 2018: Decrease ~2% from reported 1Q18 FY 2018: Low end of $4.0 - 4.1BN range, including the impact of the minimum wage increase and the impact of lower taxes on LIH amortization Expect positive operating leverage 1

Credit quality overview Nonperforming assets1 Net charge-offs Reserve coverage $ millions $ millions $ millions 1Excludes HFS loans Current Outlook Provision reflective of loan growth Net charge-offs range-bound with the potential for quarterly variability Net charge-offs of 0.36%, down 4 bps from 1Q17; up 3 bps from 4Q17 Commercial net charge-offs down 1 bp sequentially Consumer net charge-offs seasonally up 9 bps sequentially NPA ratio of 0.55%, down 24 bps from 1Q17; up 2 bps from 4Q17 1Q18 increase driven by $28 million in RBL loans current on interest and well-collateralized Allowance for loan and lease losses of 1.24%, down 6 bps sequentially Lower loss provision reflects continued low levels of net charge-offs and the credit profile of loan portfolio Reserve to NPLs of 252%

Strong capital and liquidity position 1Current period regulatory capital ratio is estimated Common Equity Tier 1 ratio (Basel III)1 Modified LCR CET1 ratio of 10.8%, up 21 bps sequentially and up 6 bps YoY Continue to expect migration towards 9.5% CET1 ratio Initiated and settled $318MM share repurchase (including $35MM de minimis) Settled remaining portion of $273MM share repurchase initiated in 4Q17 Reduced common shares outstanding by 9% YoY Declared $0.16 dividend; CCAR 2017 non-objection for additional $0.02 dividend raise in 2Q18 (pending board approval) Anticipate a total payout over 100% of projected earnings, with increased dividends and repurchases, over the next year or so

Current outlook

Loans & leases *(end of period, incl. HFS)*	• **FY 2018:** Commercial up ~4%; Consumer up 1 - 1.5% (~3% ex. Auto)
NII (FTE)[1]	• **Q2 2018:** $1.025 - 1.030BN • **FY 2018:** $4.14 - 4.16BN with two additional 2018 rate hikes (June and December)
NIM (FTE)[1]	• **Q2 2018:** up 3 - 5 bps from 1Q18 • **FY 2018:** 3.22 - 3.24% with two additional 2018 rate hikes (June and December)
Noninterest income	• **Q2 2018:** $575 - 585MM • **FY 2018:** ~$2.35BN adjusted[1] noninterest income
Noninterest expense	• **Q2 2018:** decrease ~2% vs. reported 1Q18 • **FY 2018:** low end of $4.0 - 4.1BN range, including the impact of the minimum wage increase and the impact of lower taxes on LIH amortization
Effective tax rate	• **FY 2018:** 16.25 - 16.75%, including the impact from the Worldpay step-up gain • **Run-rate beyond 2018:** ~15.5%
Credit items	• Provision reflective of loan growth • Net charge-offs range-bound with the potential for quarterly variability

Outlook as of April 24, 2018;
please see cautionary statement on page 2 regarding forward-looking statements

[1]Non-GAAP measure: See Cautionary Statement on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 28 and 29 of the earnings release.

Note: Previous and current outlook excludes potential, but currently unforecasted, items, such as any potential Worldpay gains or losses, future capital actions, or changes in regulatory accounting guidance

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Appendix

PPNR and efficiency ratio trends1 1Non-GAAP measures: See Reg G reconciliation on pages 21 and 22 of this presentation and use of non-GAAP measures on pages 28 and 29 of the earnings release; 2Prior quarters include similar adjustments PPNR reconciliation $ millions PPNR trend $ millions $1,563 Adjusted PPNR up 8% YoY driven by: NII growth primarily from higher short term rates Noninterest income growth Partially offset by increased expenses Adjusted PPNR down 15% vs. 4Q17 driven by: 4Q17 Vantiv (Worldpay) TRA payment Lower equity method earnings from Worldpay merger & integration costs Partially offset by NII growth from higher earning assets and elevated short term market rates Efficiency ratio $862

Strong liquidity profile

Unsecured debt maturities

$ millions – excl. Retail Brokered & Institutional CDs



$2,350[1]
$3,100
$2,150
$2,100
$1,200
$3,212
2018
2019
2020
2021
2022
2023 on
Fifth Third Bancorp
Fifth Third Bank
First Charter Capital Trust

[1]$600MM of senior bank notes matured in 1Q18

Heavily core funded

As of 03/31/2018



Long-term debt 10%
Demand 24%
Equity 11%
Other liabilities 3%
Short term borrowings 1%
Non-core deposits 2%
Foreign Office <1%
Consumer time 3%
Savings/ MMDA 25%
Interest checking 21%

Holding company:

- Modified LCR of 113%
- Holding Company cash as of March 31, 2018: $3.2B
- Cash currently sufficient to satisfy all fixed obligations in a stressed environment for ~27 months (debt maturities, common and preferred dividends, interest, and other expenses) without accessing capital markets, relying on dividends from subsidiaries or any other actions
- The Holding Company issued $650MM of ten-year senior notes in 1Q18

Bank entity:

- $600MM of senior bank notes matured in 1Q18
- The Bank did not issue any long-term debt in 1Q18
- Available and contingent borrowing capacity (1Q18):
  - FHLB ~$10.3B available, ~11.0B total
  - Federal Reserve ~$32.9B

2018 funding plans

- In 2018, Fifth Third expects to issue sufficient long-term debt to maintain its current ratings under the Moody's LGF methodology

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Balance sheet positioning

Investment portfolio

- 59% allocation to bullet/ locked-out cash flow securities
- Yield: 3.21%
- Effective duration of 5.2[4]
- Net unrealized pre-tax loss: $415MM
- 97% AFS



19%
34%
47%

Level 1	100% Fix | 0% Float
Level 2A	100% Fix | 0% Float
Non-HQLA/ Other	73% Fix | 27% Float

Commercial loans[1,2]

$12.8B fix | $43.4B float [1,2]

- 1ML based: 64%[5]
- 3ML based: 7%[5]
- Prime based: 4%[5]
- Weighted avg. life: 1.64 years



6%
8%
11%
75%

C&I	20% Fix | 80% Float
Coml. mortgage	21% Fix | 79% Float
Coml. construction	2% Fix | 98% Float
Coml. lease	100% Fix | 0% Float

Consumer loans[1]

$25.6B fix | $10.2B float [1]

- 1ML based: 2%[6]
- 12ML based: 10%[6]
- Prime based: 22%[6]
- Weighted avg. life: 3.39 years
  - Auto: 1.46 years



5%
6%
19%
45%
25%

Resi mtg.& construction	90% Fix | 10% Float
Auto	99% Fix | 1% Float
Home equity	8% Fix | 92% Float
Credit card	29% Fix | 71% Float
Other	51% Fix | 49% Float

Long-term debt[3]

$10.2B fix | $4.6B float [3]

- 1ML based: 1%[7]
- 3ML based: 31%[7]
- Weighted avg. life: 4.08 years



1%
7%
22%
70%

Senior debt	68% Fix | 32% Float
Sub debt	63% Fix | 37% Float
Auto securiz. proceeds	92% Fix | 8% Float
Other	69% Fix | 31% Float

Total interest earning assets ~$128B; $65 fix | $63 float

Data as of 3/31/18; [1]Includes HFS Loans & Leases; [2]Fifth Third had $4.15B 1ML receive-fix swaps outstanding against C&I loans, which are being included in fixed; [3]Fifth Third had $3.71B 3ML receive-fix swaps outstanding against long-term debt, which are being included in floating, long-term debt with swaps outstanding reflected at fair value; [4]Effective duration of the taxable available for sale portfolio; [5]As a percent of total commercial; [6]As a percent of total consumer; [7]As a percent of total long-term debt

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15

Interest rate risk management Estimated NII sensitivity profile and ALCO policy limits Estimated NII sensitivity with deposit beta changes Estimated NII sensitivity with demand deposit balance changes NII benefits from asset rate reset in rising rate environment: 58% of total loans are floating rate considering impacts of interest rate swaps (77% of total commercial and 28% of total consumer) Investment portfolio effective duration of 5.21 Short-term borrowings represent approximately 9% of total wholesale funding, or 1% of total funding Approximately $11 billion in non-core funding matures beyond one year Interest rate sensitivity tables are based on conservative deposit assumptions: 70% beta on all interest-bearing deposit and sweep balances (~50% betas experience in 2004 – 2006 Fed tightening cycle)2 No modeled re-pricing lag on deposits Modeled non-interest bearing commercial DDA runoff of approximately $1.0 billion (about 4%) for each 100 bps increase in rates over 2 years DDA runoff rolls into an interest-bearing product with a 100% beta 1 Effective duration of the taxable available for sale portfolio; 2Re-pricing percentage or “beta” is the estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve Note: data as of 3/31/18; actual results may vary from these simulated results due to differences between forecasted and actual balance sheet composition, timing, magnitude, and frequency of interest rate changes, as well as other changes in market conditions and management strategies.

Mortgage banking results $ billions Mortgage banking net revenue $ billions Mortgage originations and gain-on-sale margin1 1Gain-on-sale margin represents gains on all loans originated for sale $1.6B in originations, down 18% sequentially and down 19% YoY; 57% purchase volume 1Q18 mortgage banking drivers: Origination fees and gain on sale revenue down $8MM sequentially Gain on sale margin down 17 bps sequentially Net MSR valuation adjustments improved $11MM sequentially Additional $13MM securities losses (not included in mortgage banking) Acquired $2BN servicing portfolio ($12BN since 1Q17)

Thoughtful reduction in Worldpay stake

- Recognized nearly $6BN in gains since the joint venture and distributed a significant amount of capital to shareholders
- Recorded $414MM pre-tax step-up gain upon close of Vantiv/Worldpay merger in Q1 2018
- Current market value of ownership stake of ~$1.3BN
- 4.9% ownership in larger, global company
- TRA revenue expected to provide noninterest income lift in 2019 and beyond

Vantiv/Worldpay ownership and monetized gains



49%
~$6BN
4.9%
2010
2011
2012
2013
2014
2015
2016
2017
Current
Fifth Third ownership
Cumulative gains

Worldpay TRA revenue forecast[1]

($ MM pre-tax expected to be recognized in the fourth quarter of each year shown below; the realized cash - and therefore potential share repurchase capacity – would not occur until the following quarter)

Total gross TRA over next 15+ years



876
389
487
15
20
21
20
25
25
26
2018
2019
2020
2021
Future Potential TRA payment[2]
Existing TRA payment

[1]Assumes Worldpay has sufficient U.S. taxable income to utilized the TRA-related deductions, and assumes a 21% federal tax rate
[2]Assumes remaining units are exchanged at $82.80 per unit on 4/1/18.

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NPL rollforward1 1Loan balances exclude nonaccrual loans HFS Commercial $ millions Consumer $ millions Total NPL $ millions 1Q17 2Q17 3Q17 4Q17 1Q18 523 $ 523 $ 485 $ 373 $ 306 $ Transfers to nonaccrual status 128 84 37 53 100 Transfers to accrual status - (13) (46) (27) - Transfers to held for sale (3) (1) (1) - (24) Transfers to held for sale and sold - (9) (6) (1) - Loan paydowns/payoffs (80) (69) (74) (59) (45) Transfers to OREO (2) - - - (2) Charge-offs (46) (41) (33) (36) (35) Draws/other extensions of credit 3 11 11 3 22 523 $ 485 $ 373 $ 306 $ 322 $ Beginning NPL amount Ending Commercial NPL

Credit trends Commercial & industrial $ millions Residential mortgage $ millions Commercial mortgage $ millions Commercial construction $ millions $ millions Home equity $ millions Automobile * Excludes loans HFS

Regulation G non-GAAP reconciliation 1See pages 28 and 29 of the earnings release for a discussion on the use of non-GAAP financial measures

Regulation G non-GAAP reconciliation 1See pages 28 and 29 of the earnings release for a discussion on the use of non-GAAP financial measures